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                                                                    EXHIBIT 99.1

                                     FORM OF
                                 REVOCABLE PROXY

                              MNB BANCSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints ________ and __________, or any or all of them, of MNB Bancshares, Inc. ("MNB"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of MNB that the undersigned is entitled to vote at MNB's Special Meeting of Stockholders (the "Meeting"), to be held on ______, 2001, at __________, __________, Manhattan, Kansas, at __:00 _.m., local time, and any and all adjournments and postponements thereof, as follows:

   The approval and adoption of the Agreement and Plan of Merger, dated as of April 19, 2001 (the "Merger Agreement"), between Landmark Bancshares, Inc., MNB Bancshares, Inc. and Landmark Merger Agreement

          /  /  FOR         /  /     AGAINST      /  /     ABSTAIN

                 The Board of Directors recommends a vote "FOR"
                        adoption of the Merger Agreement.

        The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to approve the Merger Agreement to permit further solicitation.

          /  /  FOR         /  /     AGAINST      /  /     ABSTAIN



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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                                                                    EXHIBIT 99.1

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of MNB at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of MNB at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from MNB, prior to the execution of this proxy, of Notice of the Special Meeting and a Prospectus and Proxy Statement.


Date:______________________, 2001           ____________________________________
                                            PRINT NAME OF STOCKHOLDER


                                            ____________________________________
                                            SIGNATURE OF STOCKHOLDER


                                            ____________________________________
                                            PRINT NAME OF STOCKHOLDER


                                            ____________________________________
                                            SIGNATURE OF STOCKHOLDER

                                           Please sign exactly as your name
                                           appears on this card. When signing
                                           as attorney, executor, administrator,
                                           trustee or guardian, please give your
                                           full title. If shares are held
                                           jointly, each holder should sign.



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              PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
             THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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